UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
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New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

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You are receiving this e-mail because you are enrolled to receive NEW YORK COMMUNITY BANCORP, INC.‘s Annual Meeting Materials, and to vote on the matters to be presented at the Annual Meeting, via the Internet.

Your consent to receive this e-mail may have been given to us in the past or, if you are an employee of the Company, was provided to us by New York Community Bancorp, Inc.

Important Notice Regarding the Availability of Proxy Materials for the 2017 NEW YORK COMMUNITY BANCORP, INC. Annual Meeting of Shareholders:

MEETING DATE: June 6, 2017

RECORD DATE: April 11, 2017

CUSIP NUMBER: 649445103

This e-mail represents all shares in the following account(s).

NAME
NEW YORK COMMUNITY BANCORP INC	123,456,789,012.00000
NEW YORK COMMUNITY BANCORP, INC. 401K	123,456,789,012.00000
NEW YORK COMMUNITY BANCORP, INC. ESOP	123,456,789,012.00000
NYCB NON-QUALIFIED STOCK INCENTIVE PLAN	123,456,789,012.00000
NEW YORK COMMUNITY BANCORP UNEXCHANGE2	123,456,789,012.00000
NEW YORK COMMUNITY BANCORP, INC. 401K	123,456,789,012.00000
NEW YORK COMMUNITY BANCORP, INC. ESOP	123,456,789,012.00000
NYCB NON-QUALIFIED STOCK INCENTIVE PLAN	123,456,789,012.00000
NEW YORK COMMUNITY BANCORP INC	123,456,789,012.00000

New York Community Bancorp, Inc.’s Board of Directors unanimously recommends that the Company’s stockholders vote “FOR” the elections of directors, “FOR” the ratification of KPMG, LLP as the Company’s independent auditor, “FOR” the reapproval of the performance measures set forth in the NYCB 2012 Stock Incentive Plan, “FOR” an advisory vote to approve compensation for the executive officers disclosed in the Proxy Statement, and “the 1-year Option” on the frequency with which the advisory vote on executive officers’ compensation shall occur.

Your vote is very important. We urge you to take a moment now to follow the instructions provided in this e-mail below and cast your vote. To view the Annual Meeting Materials and to enter your voting instructions, please go to the Internet site specified below. If your browser supports secure transactions, you will be automatically directed to a secure site.

You can enter your voting instructions and view the Annual Meeting Materials at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

To access this Internet site, you may need your CONTROL NUMBER and your PIN:

•	CONTROL NUMBER: 0123456789012345

•	Your PIN is the four-digit number you selected at the time of your enrollment or, if consent was provided by your employer, your PIN may be the last four digits of your Social Security number.

•	If you have forgotten your PIN, please follow the “Forgot PIN” instructions provided on proxyvote.com.

Internet voting will be accepted up to 11:59 p.m. (EDT) on Monday, June 5, 2017, EXCEPT for shares held by employees in the NEW YORK COMMUNITY BANCORP, INC. Benefit Plans listed above. The cut-off for accepting voting instructions for shares of common stock held in the Company’s Benefit Plans is 11:59 p.m. (EDT) on Thursday, May 31, 2017.

The Annual Meeting Materials can also be found at the following Internet sites:

Notice of Meeting: http://materials.proxyvote.com/unavailable

Annual Report to Shareholders: http://materials.proxyvote.com/unavailable

If you are an employee and are enrolled for electronic delivery of your NEW YORK COMMUNITY BANCORP, INC., Annual Meeting Materials, and still wish to receive hard copies, you may contact NEW YORK COMMUNITY BANCORP, INC.’s Human Resources Benefits Department.

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:	M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

Questions regarding this communication should be directed to your advisor or the company’s Investor Relations Department. For questions specific to the proxyvote.com website, please reply to this e-mail and include the original text and subject line for identification purposes.